Pacific Financial Group MUTUAL FUNDS

PFG Tactical Income Strategy Fund Class R Shares PFTSX

a series of Northern Lights Fund Trust

Supplement dated March 29, 2021 (the “Supplement”), to the Prospectus dated August 28, 2020.

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The following paragraph replaces the first three paragraph in the section entitled “Principal Investment Strategies” on pages 62 for the PFG Tactical Income Strategy Fund in their entirety:

The Fund seeks to achieve its investment objective by primarily investing in the shares of exchange traded funds and open-end investment companies (“Underlying Funds”) with each Underlying Fund investing primarily in, or are otherwise exposed to, domestic and foreign fixed income securities or equity securities that pay dividends. Fixed income securities may be of any maturity or credit rating, including high-yield bonds (also known as “junk bonds”). Equity securities may be issued by domestic or foreign issuers and may be of any market capitalization.

The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

The Adviser intends to take a tactical approach to managing the Fund. If the Adviser believes that the market conditions are unfavorable for having investment exposure to fixed income securities or dividend-paying equity securities, the Adviser may allocate the Fund’s assets into money market funds or other cash equivalents. During such unfavorable market conditions, the Fund may invest up to 100% of its net assets in money market funds or other cash equivalents.

The following paragraph replaces the first paragraph in the section entitled “Principal Investment Strategies” on page 75 for the PFG Tactical Income Strategy Fund in their entirety:

The Fund seeks to achieve its investment objective by primarily investing in the shares of exchange traded funds and open-end investment companies (“Underlying Funds”) with each Underlying Fund investing primarily in, or are otherwise exposed to, domestic and foreign fixed income securities or equity securities that pay dividends. Fixed income securities may be of any maturity or credit rating, including high-yield bonds (also known as “junk bonds”). Equity securities may be issued by domestic or foreign issuers and may be of any market capitalization.

The following paragraph replaces the existing principal investment risk paragraphs for “Equity Risk” in the section entitled “Principal Investment Risks” on pages 64 and 76 in their entirety:

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by an Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company.

There is no guarantee that the equity securities held by Underlying Funds will declare dividends in the future or that the dividends paid by such equity securities will remain at current levels or increase over time.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Funds dated August 28, 2020. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-888-451-TPFG. Please retain this Supplement for future reference.